--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

February 3, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Realty Income Fund for the quarter and the year ended December 31, 1999. The net asset value per share at that date was $6.41. In addition, a regular quarterly dividend of $0.13 per share was declared for shareholders of record December 21, 1999 and was paid on January 14, 2000.

1999 INVESTMENT REVIEW

    For the year ended December 31, 1999, Cohen & Steers Realty Income Fund, Inc. had a total return, based on income and change in net asset value, of -7.39%. This performance compares to the NAREIT Equity REIT Index* total return of -4.62%. This underperformance compared to its benchmark primarily resulted from the Fund's overweighting in Health Care and preferred stocks.

    The REIT bear market continued in earnest in 1999, and for only the second time in history, and the first time in 25 years, REITs recorded back-to-back years of negative returns. As is well known, this performance came in the face of continued strong real estate fundamentals, rising inflation expectations and historically attractive REIT valuations.

    The relative underperformance of the Fund for the year was primarily due to the allocation to both the Health Care sector and to fixed income investments. The Health Care sector was the poorest performing property sector in 1999 as these companies were buffeted by Medicare reforms that reduced the profitability of nursing homes, and overbuilding in the assisted living industry that has caused severe financial distress for their operators. Real estate fixed income investments, consisting primarily of preferred stocks of REITs, performed poorly as a result of a combination of real estate securities being out of favor, tax loss selling and higher interest rates. In addition, sporadic leveraged buyout or merger transactions raised the specter of credit deterioration. We believe our Health Care and fixed income investments will contribute significantly to the account's performance in the coming year during what we believe will be a general recovery in the overall REIT market.

    The best performing sectors in 1999 were Apartment and Office. Both were positively affected by the strong economy, exposure to the growth of the Internet and knowledge-based industries, and financial market discipline that constrained capital flows and new construction that might have led to overbuilding. In addition to the Health Care sector, the Hotel sector performed poorly due to the increasing level of new hotel construction. The Retail sector, of course, was adversely affected by investor fears about the growing threat of the Internet on real estate based shopping.

    What is perhaps most interesting about performance in 1999 is what investment themes did not work, despite widely held beliefs that certain valuation parameters and corporate policies would stem the tide of persistent investor selling. While so-called 'value' investors in general suffered during the year, in the REIT universe neither value nor growth styles of management provided better returns. Net asset values (NAV) per share failed to provide a floor to REIT share prices, and now most trade well below NAV. Current dividend yield also provided little or no support as share price declines produced an unprecedented number of double-digit dividend yields in the REIT universe. Share buy-backs, which totaled several $billion, and were widely heralded as both managements' strongest defense and their greatest investment opportunity, failed to do more than barely cushion the fall of REIT

--------------------------------------------------------------------------------
                                       1


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                     COHEN & STEERS REALTY INCOME FUND, INC.

prices. And finally, increased merger and acquisition activity, nearly everyone's expected outcome of the bear market, not only failed to materialize, but in the few transactions that did take place, the premium paid for the acquired company was disappointingly modest.

INVESTMENT OUTLOOK

    As 2000 begins, little if anything has changed in the REIT investment environment. The economy continues to grow at a substantial pace and real estate fundamentals remain strong; we expect REIT earnings to grow by 8%, on average, this year, which is about in line with the projections for the S&P 500. REITs are generally very well capitalized and these companies are expected to again record strong dividend growth. The REIT modernization legislation passed in 1999 has broadened these companies' power to control their destinies due to their new ability, starting in 2001, to establish taxable subsidiary companies that can engage in previously prohibited services and related businesses. Nonetheless, REIT shares remain at record low valuations and investor sentiment continues to strongly favor high technology and Internet-related companies.

    In our opinion, REITs continue to suffer from the lack of cyclical tailwinds from which they benefited in the mid-1990's, and from investor fears that cyclical headwinds may be just around the corner, the result of either a slowing economy (thereby reducing demand) or a boom in new construction (increasing supply). Thus, to commit to this sector one must be satisfied that neither of these are an issue or, if they are, that the stocks are cheap enough and have discounted these factors. While we are no better at predicting the economy than anyone else, it appears that there are very few impediments to continued economic growth, although perhaps not at the torrid pace of the past year. We also see ample evidence that the combination of enhanced real estate information flow and capital market discipline can be sufficient to control the amount of new construction in most property types and major regions of the country. As a result, we are not concerned that a supply/demand imbalance in the real estate market is about to develop. Consequently, due to the current level of REIT valuations, we also do not see a lot of risk in their share prices.

    The continued strength of the economy has justifiably caused fears of further interest rate increases this year, and many have suggested that this will be negative for real estate and REITs. This conclusion, however, may not be entirely correct and, again, recent experience is substantiating this. Again, using the supply and demand analogy, as long as interest rate increases do not choke off economic growth altogether, the demand side of the equation should stay intact. Importantly, real estate development is very sensitive to interest rates. Rising interest rates over the past year have already had the effect of slowing construction. We would expect that any additional rise in rates will further reduce development activity and nearly ensure limitations on new supply. This may also precipitate a rise in required current returns (capitalization rates) on both new development and property purchases and a concomitant decline in property values. This situation may be exactly what the decline in REIT share prices has been anticipating. Again, as long as the economy continues to grow, rental income and, therefore, REIT earnings should not be negatively affected. Thus, REIT share prices may hold up relatively well. Further, this may create a new buying opportunity for the REITs that have retained or can access capital. It is for this reason that we have advocated that companies marshal as much liquidity as possible, and have focused our investments on those that have done so.

    Within the context of the entire REIT universe, we expect a continuation of divergent trends between different property sectors and companies. Perhaps more so than recently, we believe that sector selection will play an increasingly important role in investment performance. We continue to like the Office sector, but favor urban

--------------------------------------------------------------------------------
                                       2


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                     COHEN & STEERS REALTY INCOME FUND, INC.

locations. We still favor the Health Care sector based on early signs that the worst may be over for both the owners and operators of health care facilities. Similarly, we have begun to increase our weighting in the Hotel sector, as we see abatement in the growth of new hotel construction and continued strong demand for rooms, particularly in the urban, upscale segment. With an average current yield of over 13%, we believe, the account's preferred holdings offer an exceptional investment opportunity as they all possess strong fixed charge coverage. We are continuing to underweight the Retail sector due to a peaking of earnings momentum and the continued threat of the Internet with respect to retailers' sales and profit margins. Further, we are reducing or eliminating any holdings where managements have not adapted well to a capital constrained environment or have not adopted a business strategy that addresses the changed fundamental trends. The wholesale decline in REIT prices over the last two years has allowed the account to substantially upgrade its investment in companies with these characteristics, consistent with the account's goal of producing a high level of current income.

    In our opinion, waiting for REITs to return to investor favor is not like waiting for bell-bottom pants and wide ties to come back into vogue. Real estate remains a large and essential, albeit changing, industry and REITs continue to be the prominent vehicle for investment. Our investment strategy remains focused on owning a broadly diversified portfolio of above average yielding real estate securities. In constructing the Fund's portfolio, we look for companies with high current income coupled with healthy dividend increases and predictable earnings growth. It is our view that 1999's performance, while disappointing, reflects the tail end of the REIT securities bear market. We are optimistic about the Fund's prospects and will continue to do our best to deliver rewarding returns.

Sincerely,

             /s/ Martin Cohen                    /s/ Robert H. Steers
             MARTIN COHEN                        ROBERT H. STEERS
             President                           Chairman

                              /s/ Steven R. Brown
                              STEVEN R. BROWN
                              Portfolio Manager

--------------------------------------------------------------------------------
    Cohen & Steers is now online at WWW.COHENANDSTEERS.COM.
    Visit our website for daily NAVs, portfolio information,
    performance information, recent news articles, literature
    and insights on the REIT market.
--------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3


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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                            NUMBER              VALUE
                                                           OF SHARES          (NOTE 1)
                                                           ---------         -----------
EQUITIES                                   97.53 %
  COMMON STOCK                             78.39 %
    APARTMENT/RESIDENTIAL                   2.50 %
         Apartment Investment & Management
            Co. -- Class A........................            5,500          $   218,969
         Summit Properties........................           14,800              264,550
                                                                             -----------
                                                                                 483,519
                                                                             -----------
    HEALTH CARE                            13.74 %
         ElderTrust...............................           26,800              164,150
         Health Care Property Investors...........           33,600              802,200
         Healthcare Realty Trust..................           21,700              339,063
         Nationwide Health Properties.............           54,400              748,000
         Omega Healthcare Investors...............           28,400              360,325
        *Ventas...................................           56,700              237,431
                                                                             -----------
                                                                               2,651,169
                                                                             -----------
    HOTEL                                   5.97 %
         FelCor Lodging Trust.....................           29,900              523,250
         MeriStar Hospitality Corp. ..............           39,300              628,800
                                                                             -----------
                                                                               1,152,050
                                                                             -----------
    INDUSTRIAL                              8.33 %
         First Industrial Realty Trust............           27,500              754,531
         Pacific Gulf Properties..................           42,100              852,525
                                                                             -----------
                                                                               1,607,056
                                                                             -----------
    OFFICE                                 20.59 %
         Arden Realty Group.......................           24,700              495,544
         Brandywine Realty Trust..................           49,200              805,650
         CarrAmerica Realty Corp. ................           24,700              521,787
         Crescent Real Estate Equities Co. .......           27,900              512,663
         Highwoods Properties.....................           35,300              820,725
         Mack-Cali Realty Corp. ..................           31,400              818,362
                                                                             -----------
                                                                               3,974,731
                                                                             -----------
    OFFICE/INDUSTRIAL                       7.76 %
         Liberty Property Trust...................           34,500              836,625
         Prime Group Realty Trust.................           29,800              452,588
         Reckson Associates Realty Corp.--Class B.            9,208              209,482
                                                                             -----------
                                                                               1,498,695
                                                                             -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

                                                            NUMBER              VALUE
                                                           OF SHARES          (NOTE 1)
                                                           ---------         -----------
    SHOPPING CENTER                        18.23 %
       COMMUNITY CENTER                     7.42 %
         Developers Diversified Realty Corp. .....           36,400          $   468,650
         Pan Pacific Retail Properties............           29,600              482,850
         Philips International Realty Corp. ......           29,200              479,975
                                                                             -----------
                                                                               1,431,475
                                                                             -----------
       REGIONAL MALL                       10.81 %
         JP Realty................................           36,500              570,312
         Macerich Co. ............................           33,900              705,544
         Simon Property Group.....................           22,700              520,681
         Taubman Centers..........................           27,000              290,250
                                                                             -----------
                                                                               2,086,787
                                                                             -----------
         TOTAL SHOPPING CENTER....................                             3,518,262
                                                                             -----------
    SPECIALTY                               1.27 %
         Entertainment Properties Trust...........           18,600              245,288
                                                                             -----------
              TOTAL COMMON STOCK (Identified
                cost -- $18,050,706)..............                            15,130,770
                                                                             -----------
PREFERRED STOCK                            19.14 %
         Apartment Investment & Management Co.,
            9.00%,
            Series C..............................           29,000              494,812
         Apartment Investment & Management Co.,
            9.375%,
            Series G..............................           37,600              632,150
         Bradley Real Estate, 8.40%, Series A
            (Convertible).........................           29,734              579,813
         Camden Property Trust, $2.25, Series A
            (Convertible).........................           18,600              417,338
         Crown American Realty Trust, 11.00%,
            Series A..............................           11,100              392,662
         Prime Retail, 8.50%, Series B
            (Convertible).........................           23,940              282,791
         Reckson Associates Realty Corp., 7.625%,
            Series A
            (Convertible).........................           10,700              212,663
         SL Green Realty Corp., 8.00%, Series A
            (Convertible).........................           28,700              681,625
                                                                             -----------
              TOTAL PREFERRED STOCK (Identified
                cost -- $4,643,538)...............                             3,693,854
                                                                             -----------
              TOTAL EQUITIES (Identified
                cost -- $22,694,244)..............                            18,824,624
                                                                             -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

                                                           PRINCIPAL            VALUE
                                                            AMOUNT            (NOTE 1)
                                                           ---------         -----------
CORPORATE BOND                              1.02 %
         #Macerich Co. 144A, Convertible, 7.25%,
                due 12/15/02 (Identified
                cost--$192,277)...................         $235,000          $   196,225
                                                                             -----------
COMMERCIAL PAPER                            2.48 %
         Leggett & Platt Corp., 4.25%,
            due 1/3/00 (Identified
            cost -- $478,372).....................          478,485              478,372
                                                                             -----------
TOTAL INVESTMENTS (Identified
  cost -- $23,364,893) .................. 101.03 %                            19,499,221
LIABILITIES IN EXCESS OF OTHER ASSETS .... (1.03)%                              (198,231)
                                          --------                           -----------
NET ASSETS (Equivalent to $6.41 per share on
  3,012,297 shares of capital stock
  outstanding) .......................... 100.00 %                           $19,300,990
                                          ========                           ===========

-------------------

* Non-income producing security.

# Security is restricted subject to rule 144A and trades infrequently. The Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
    Investments in securities, at value (Identified
       cost -- $23,364,893) (Note 1)........................  $19,499,221
    Dividends and interest receivable.......................      262,689
    Receivable for investment securities sold...............        6,360
    Other assets............................................        1,031
                                                              -----------
         Total Assets.......................................   19,769,301
                                                              -----------
LIABILITIES:
    Payable for dividends declared..........................      391,599
    Payable to investment adviser...........................       12,542
    Payable to administrator................................        4,603
    Other liabilities.......................................       59,567
                                                              -----------
         Total Liabilities..................................      468,311
                                                              -----------
NET ASSETS applicable to 3,012,297 shares of $0.01 par value common stock outstanding (Note 5).......................  $19,300,990
                                                              ===========
NET ASSET VALUE PER SHARE:
    ($19,300,990[div]3,012,297 shares outstanding)..........  $      6.41
                                                              ===========
MARKET PRICE PER SHARE......................................  $      6.50
                                                              ===========
MARKET PRICE PREMIUM TO NET ASSET VALUE.....................         1.40%
                                                              ===========
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $23,650,051
    Accumulated net realized loss on investments sold.......     (483,389)
    Net unrealized depreciation on investments..............   (3,865,672)
                                                              -----------
                                                              $19,300,990
                                                              ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income (Note 1):
    Dividend income.........................................  $ 2,110,244
    Interest income.........................................       29,140
                                                              -----------
         Total Income.......................................    2,139,384
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      139,478
    Reports to shareholders.................................       51,127
    Administration and transfer agent fees (Note 2).........       47,537
    Professional fees.......................................       45,535
    Directors' fees and expenses (Note 2)...................       32,635
    Custodian fees and expenses.............................       17,238
    Miscellaneous...........................................       23,292
                                                              -----------
         Total Expenses.....................................      356,842
                                                              -----------
Reduction of expenses (Note 4)..............................      (17,238)
                                                              -----------
         Net Expenses.......................................      339,604
                                                              -----------
Net Investment Income.......................................    1,799,780
                                                              -----------
Net Realized and Unrealized Loss on Investments:
    Net realized loss on investments........................   (1,344,606)
    Net change in unrealized depreciation on investments....   (2,044,176)
                                                              -----------
         Net realized and unrealized loss on investments....   (3,388,782)
                                                              -----------
Net Decrease in Net Assets Resulting from Operations........  $(1,589,002)
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE             FOR THE
                                                    YEAR ENDED          YEAR ENDED
                                                 DECEMBER 31, 1999   DECEMBER 31, 1998
                                                 -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income.................     $ 1,799,780         $ 2,035,900
         Net realized gain/(loss) on
            investments........................      (1,344,606)          3,031,673
         Net change in unrealized
            appreciation/(depreciation) on
            investments........................      (2,044,176)         (9,511,724)
                                                    -----------         -----------
              Net decrease in net assets
                resulting from operations......      (1,589,002)         (4,444,151)
                                                    -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income.................      (1,478,851)         (1,211,110)
         Net realized gain on investments......              --          (4,449,380)
         Tax return of capital.................        (441,964)           (248,852)
                                                    -----------         -----------
              Total dividends and distributions
                to shareholders................      (1,920,815)         (5,909,342)
                                                    -----------         -----------
    Capital Stock Transactions (Note 5):
         Increase in net asset value of shares
            issued to shareholders in
            reinvestment of dividends and
            distributions from net investment
            income and net realized gain on
            investments........................         566,758             492,811
                                                    -----------         -----------
              Total decrease in net assets.....      (2,943,059)         (9,860,682)
    Net Assets:
         Beginning of year.....................      22,244,049          32,104,731
                                                    -----------         -----------
         End of year...........................     $19,300,990         $22,244,049
                                                    ===========         ===========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    1999       1998       1997       1996       1995
--------------------------------                   -------    -------    -------    -------    -------
Net asset value, beginning of year...............  $  7.56    $ 11.08    $ 10.70    $  8.59    $  8.30
                                                   -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income........................     0.60       0.69       0.69       0.68       0.64
    Net realized and unrealized gain/(loss) on
      investments................................    (1.11)     (2.20)      1.65       2.26       0.33
                                                   -------    -------    -------    -------    -------
        Total from investment operations.........    (0.51)     (1.51)      2.34       2.94       0.97
                                                   -------    -------    -------    -------    -------
Less dividends and distributions to shareholders
  from:
    Net investment income........................    (0.49)     (0.41)     (0.68)     (0.68)     (0.40)
    Net realized gains on investments............       --      (1.52)     (1.28)     (0.15)        --
    Tax return of capital........................    (0.15)     (0.08)        --         --      (0.28)
                                                   -------    -------    -------    -------    -------
        Total dividends and distributions to
          shareholders...........................    (0.64)     (2.01)     (1.96)     (0.83)     (0.68)
                                                   -------    -------    -------    -------    -------
    Net asset value, end of year.................  $  6.41    $  7.56    $ 11.08    $ 10.70    $  8.59
                                                   =======    =======    =======    =======    =======
    Market value, end of year....................  $  6.50    $  7.81    $ 11.56    $ 12.00    $  9.13
                                                   =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------
Total market value return(1).....................   - 3.57%   - 15.90%     13.20%     42.32%     15.97%
                                                   =======    =======    =======    =======    =======
Total net asset value return(1)..................   - 7.39%   - 13.77%     22.44%     33.32%     12.12%
                                                   =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------
    Net assets, end of year (in millions)........  $  19.3    $  22.2    $  32.1    $  30.8    $  24.6
                                                   -------    -------    -------    -------    -------
    Ratios of expenses to average net assets
      (before expense reduction).................     1.66%      1.52%      1.42%      1.45%      1.73%
                                                   =======    =======    =======    =======    =======
    Ratios of expenses to average net assets (net
      of expense reduction)......................     1.58%      1.51%      1.42%      1.45%      1.73%
                                                   =======    =======    =======    =======    =======
    Ratios of net investment income to average
      net assets (before expense reduction)......     8.31%      6.89%      6.07%      7.34%      7.67%
                                                   =======    =======    =======    =======    =======
    Ratios of net investment income to average
      net assets (net of expense reduction)......     8.39%      6.90%      6.07%      7.34%      7.67%
                                                   =======    =======    =======    =======    =======
    Portfolio turnover rate......................    56.88%     88.32%     53.76%     30.45%     37.75%
                                                   =======    =======    =======    =======    =======

-------------------

(1) Total market value return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 1988 and is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $441,964 ($0.15 per share) for the year ended December 31, 1999, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 1999, the Fund decreased distributions in excess of net investment income and decreased accumulated net realized loss on investments sold by $320,929. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1999 the Fund had a capital loss carryforward of $824,401 expiring in 2007.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.65% of the average daily net assets of the Fund (approximately 0.65% on an annual basis). For the year ended December 31, 1999, the Fund incurred $139,478 in advisory fees.

    Administration Fees: The Chase Manhattan Bank N.A., through its affiliate Chase Global Funds Services Company (the 'Administrator'), serves as the Fund's administrator pursuant to an Administration agreement (the 'Agreement') with Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Realty Shares, Inc. Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. (the 'Funds'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Funds' tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Funds' Board of Directors. For the services provided the Funds, the Administrator receives a monthly fee at the annual rate of 0.08% on the first $500 millions of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount. For the year ended December 31, 1999, the Fund incurred $47,537 in administration fees.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the year ended December 31, 1999, fees and related expenses accrued for non-affiliated directors totaled $32,635.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1999 totaled $12,238,202 and $14,357,926, respectively.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.............................................  $23,023,877
                                                             -----------
Gross unrealized appreciation..............................  $   475,629
Gross unrealized depreciation..............................  $(4,000,285)
                                                             -----------
Net unrealized depreciation................................  $(3,524,656)
                                                             ===========

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $17,238 under this arrangement.

NOTE 5. CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

    At December 31, 1999, the Fund has one class of common stock, par value $0.01 per share, of which 50 million shares are authorized and 3,012,297 shares are outstanding.

    Distributions during the year ended December 31, 1999 resulted in 70,008 shares being issued at an average price of $8.10 through the dividend reinvestment plan.

    Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent, in whole or fractional shares of the Fund.

NOTE 6. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                             TOTAL                 NET              NET REALIZED AND
                           INVESTMENT           INVESTMENT       UNREALIZED GAIN/(LOSS)
QUARTERLY PERIOD             INCOME               INCOME             ON INVESTMENTS
----------------       ------------------   ------------------   -----------------------
                                     PER                  PER                      PER
FISCAL 1999              AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT         SHARE
---------------------  ----------   -----   ----------   -----   -----------      ------
March 31.............  $  540,840   $0.18   $  449,816   $0.15   $(1,593,152)     $(0.52)
June 30..............     500,803    0.17      426,575    0.14     1,934,118        0.65
September 30.........     513,565    0.17      429,634    0.15    (2,313,954)      (0.78)
December 31..........     584,176    0.19      493,755    0.16    (1,415,794)      (0.46)
                       ----------   -----   ----------   -----   -----------      ------
                       $2,139,384   $0.71   $1,799,780   $0.60   $(3,388,782)     $(1.11)
                       ==========   =====   ==========   =====   ===========      ======

                                     PER                  PER                      PER
FISCAL 1998              AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT         SHARE
---------------------  ----------   -----   ----------   -----   -----------      ------
March 31.............  $  582,989   $0.20   $  471,313   $0.16   $  (545,469)     $(0.18)
June 30..............     727,114    0.25      619,751    0.21    (2,006,554)      (0.69)
September 30.........     575,338    0.20      464,942    0.16    (2,534,416)      (0.86)
December 31..........     597,425    0.20      479,894    0.16    (1,393,612)      (0.47)
                       ----------   -----   ----------   -----   -----------      ------
                       $2,482,866   $0.85   $2,035,900   $0.69   $(6,480,051)     $(2.20)
                       ==========   =====   ==========   =====   ===========      ======

QUARTERLY PERIOD            NET INCREASE/
                           (DECREASE) IN
                        NET ASSETS RESULTING      NET ASSETS AT
                          FROM OPERATIONS         END OF PERIOD
                        --------------------  --------------------
                                       PER                   PER
FISCAL 1999               AMOUNT      SHARE     AMOUNT      SHARE
---------------------     ------      -----     ------      -----
March 31.............  $(1,143,336)  $(0.37)  $21,000,169   $ 7.02
June 30..............    2,360,693     0.79    22,903,661     7.64
September 30.........   (1,884,320)   (0.63)   20,562,066     6.84
December 31..........     (922,039)   (0.30)   19,300,990     6.41
                       -----------   ------   -----------   ------
                       $(1,589,002)  $(0.51)
                       ===========   ======

                                       PER                   PER
FISCAL 1998               AMOUNT      SHARE     AMOUNT      SHARE
---------------------     ------      -----     ------      -----
March 31.............      (74,156)  $(0.02)  $31,888,847   $10.89
June 30..............   (1,386,803)   (0.48)   30,049,063    10.24
September 30.........   (2,069,474)   (0.70)   27,526,085     9.37
December 31..........     (913,718)   (0.31)   22,244,049     7.56
                       -----------   ------   -----------   ------
                       ($4,444,151)  $(1.51)
                       ===========   ======

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                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Realty Income Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                        /s/PricewaterhouseCoopers LLP

New York, New York
February 3, 2000

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Dividend Reinvestment Plan (the 'Plan'), shareholders may elect, by instructing The Chase Manhattan Bank (the 'Plan Agent') in writing, to receive all distributions and capital gains in cash. Shareholders who do not make such election will have all such amounts automatically reinvested by the Plan Agent in whole and fractional shares of the Fund's common stock.

    Dividend and capital gain distributions will be reinvested for participants in the Plan on the reinvestment date and participants shall receive the equivalent in shares valued at the lower of market price or net asset value. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at a per share price equal to the higher of the net asset value or 95% of the closing market price per share on the payment date. If net asset value of shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent will buy shares in the open market. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of the shares, the average price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                  Chase Global Fund Services, Inc.
                                  Attn: Cohen & Steers
                                  P.O. Box 2798
                                  Boston, MA 02208-2798

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

    During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management,
 Martin Cohen                          Inc.
 Director and President                757 Third Avenue
 Gregory C. Clark                      New York, NY 10017
 Director                              (212) 832-3232
 George Grossman                       FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                              Chase Global Funds Services Co.
 Jeffrey H. Lynford                    73 Tremont Street
 Director                              Boston, Massachusetts 02108
 Willard H. Smith, Jr.                 (800) 437-9912
 Director                              CUSTODIAN
 Elizabeth O. Reagan                   The Chase Manhattan Bank, N.A.
 Vice President                        One Chase Manhattan Plaza
 Adam Derechin                         New York, New York 10081
 Vice President and Assistant          LEGAL COUNSEL
 Treasurer                             Simpson Thacher & Bartlett
 Lawrence B. Stoller                   425 Lexington Avenue
 Assistant Secretary                   New York, NY 10117
                                       American Stock Exchange Symbol: RIF
                                       Website: www.cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.


--------------------------------------------------------------------------------
                                       16

COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                              [COHEN & STEERS LOGO]


                              ---------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1999